                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                                 Date of Report

           (Date of earliest event reported)   February 22, 1999
                                               -----------------

                            OMEGA ENVIRONMENTAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         Commission File Number 0-20267

             DELAWARE                                       91-1499751
  (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)


             550 KIRKLAND WAY, SUITE 200, KIRKLAND,  WASHINGTON 98033
              PO BOX 3005 BOTHELL, WASHINGTON             98041-3005
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

                                  425-739-2072
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

   --------------------------------------------------------------------------
   11818 NORTH CREEK PARKWAY NORTH, SUITE 150, BOTHELL, WASHINGTON 98041-3005
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.  OTHER EVENTS

         UNAUDITED FINANCIAL STATEMENT INFORMATION

         On February 22, 1999, the Registrant filed unaudited financial statement information as of and for each of the months ended November 30, 1998 and October 31, 1998 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, statement of cash flows information and related notes to financial statement information which was included in the bankruptcy filing referred to above.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         C)  EXHIBITS

             99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended November 30, 1998 and October 31, 1998 with related Notes to Financial Statement Information.

                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OMEGA ENVIRONMENTAL, INC.
                                       (Registrant)


Date:  February 22, 1999               /s/  Donald E. Condit
                                       ---------------------------
                                            Donald E. Condit,
                                         Chief Financial Officer